Inventories (Tables)	12 Months Ended
Dec. 31, 2021
Classes of current inventories [abstract]
Schedule of inventories

Figures in million – SA rand	2021	2020	2019
Consumable stores[1]	1,923	1,627	1,581
PGM ore and mill inventory	189	142	128
PGM in process[2]	13,081	13,742	10,497
Gold in process	819	616	310
PGM finished goods	9,012	8,710	2,959
Other	56	115	28
Total inventories	25,080	24,952	15,503
[1] The cost of consumable stores consumed during the year and included in operating cost amounted to R18,847 million (2020: R16,404 million and 2019: R12,784 million)
[2] Included in PGM in process, is R4,725 million (2020: R4,225 million, 2019: R3,827 million) relating to the Marikana operations. It also includes R4,357 million (2020: R3,847 million, 2019: R4,182 million) relating to SRPM operations due to the change of certain processing arrangements from a purchase of concentrate arrangement to a toll processing arrangement from 1 January 2019